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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Univision Communications Inc.:

    As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-34559, 333-47017, 333-56595, 333-56794 and
333-57712.

ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 27, 2001